Supplement dated January 30, 2018

to the

MassMutual Capital Vantage® Prospectus

dated May 1, 2017, as supplemented.

Liquidation of the

BlackRock iShares® Dynamic Fixed Income V.I. Fund

and the BlackRock iShares® Equity Appreciation V.I. Fund

This supplement provides important updates to the investment choices available through your contract. Please read it carefully and keep it with your current prospectus for future reference.

The Board of Directors of the BlackRock iShares® Dynamic Fixed Income V.I. Fund and the BlackRock iShares® Equity Appreciation V.I. Fund has approved the liquidation of each fund effective on March 29, 2018 (the “Liquidation Date”).

Transfer of Contract Value from the Liquidated Funds

After the close of the New York Stock Exchange on the Liquidation Date, any contract value remaining in the BlackRock iShares® Dynamic Fixed Income sub-account and the BlackRock iShares® Equity Appreciation sub-account will be automatically transferred to the MML U.S. Government Money Market sub-account available with your MassMutual Capital Vantage® variable annuity contract.

If you do not want your contract value in the BlackRock iShares® Dynamic Fixed Income sub-account and the BlackRock iShares® Equity Appreciation sub-account automatically transferred to the MML U.S. Government Money Market sub-account, we must receive your request (in good order) at our Service Center by the close of business on March 29, 2018 to transfer your contract value to a different investment choice available under your MassMutual Capital Vantage® variable annuity contract.

Impact on Transaction Requests

Effective March 23, 2018, any transactions that are intended to result in the purchase of shares of the BlackRock iShares® Dynamic Fixed Income V.I. Fund or the BlackRock iShares® Equity Appreciation V.I. Fund, including purchase payments and transfers into the Funds, will not be permitted.

Impact on Future Purchase Payment Allocations

Effective March 23, 2018, the MML U.S. Government Money Market sub-account will automatically replace the BlackRock iShares® Dynamic Fixed Income sub-account and the BlackRock iShares® Equity Appreciation sub-account if your purchase payment allocation instructions require that a portion or all of your purchase payment be allocated to either the BlackRock iShares® Dynamic Fixed Income sub-account or the BlackRock iShares® Equity Appreciation sub-account.

If you do not wish to have a portion or all of your future purchase payments allocated to the MML U.S. Government Money Market sub-account, you must send a request (in good order) to our Service Center to change your future purchase payment allocations.

January 30, 2018	page 1 of 2	PS17_08

Impact on Automatic Programs

Effective March 23, 2018, the MML U.S. Government Money Market sub-account will automatically replace the BlackRock iShares® Dynamic Fixed Income sub-account and the BlackRock iShares® Equity Appreciation sub-account in all of the following automatic programs that utilized either BlackRock sub-account as an investment choice:

●	Automatic Investment Plan;
●	Automatic Rebalancing Program; and
●	Separate Account Dollar Cost Averaging Program*

* If you currently use the MML U.S. Government Money Market sub-account and either the BlackRock iShares® Dynamic Fixed Income sub-account or the BlackRock iShares® Equity Appreciation sub-account as investment choices in your Separate Account Dollar Cost Averaging Program, your program may terminate effective the close of business on March 22, 2018 unless you change the investment choices used in that program prior to that date.

After the close of business on March 29, 2018, the MML U.S. Government Money Market sub-account will automatically replace the BlackRock iShares® Dynamic Fixed Income sub-account and the BlackRock iShares® Equity Appreciation sub-account in any Systematic Withdrawal Program that utilized either BlackRock sub-account as an investment choice.

You may change your automatic program elections by submitting a request (in good order) to our Service Center.

If you have questions about this supplement, wish to revise your purchase payment allocation instructions or make other changes to your contract, please contact your registered representative, visit us online at www.massmutual.com/contact-us, or call the MassMutual Customer Service Center at (866) 645-2362. Our Service Center is open Monday through Friday between 7 a.m. and 7 p.m. Central Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

January 30, 2018	page 2 of 2	PS17_08